CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3, No. 333-149953 of RiverSource Guaranteed Term Annuity, RiverSource Retirement Advisor 4 Advantage® Variable Annuity/RiverSource Retirement Advisor 4 Select® Variable Annuity/RiverSource Retirement Advisor 4 Access® Variable Annuity, RiverSource Retirement Advisor Advantage Plus® Variable Annuity/RiverSource Retirement Advisor Select Plus® Variable Annuity , RiverSource® RAVA 5 Advantage®/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed prior to April 30, 2012), RiverSource® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (offered for contract applications signed on or after April 30, 2012), RiverSource® RAVA 5 Advantage Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (offered for contract applications signed on or after April 29, 2013), RiverSource® Retirement Group Annuity Contract I, RiverSource® Retirement Group Annuity Contract II of our report dated February 26, 2013 relating to the financial statements, which appear in RiverSource Life Insurance Company’s Annual Report on Form 10-K for the year ended December 31, 2012.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2013

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firms” in the Statement of Additional Information and to the use of our report dated February 23, 2011, except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is February 26, 2013, with respect to the consolidated statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Company for the year ended December 31, 2010 included in its Annual Report (Form 10-K) for the year ended December 31, 2012, filed with the Securities and Exchange Commission in Post-Effective Amendment No. 2 to the Registration Statement (Form S-3, 333-149953) for the registration of the RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity, RiverSource Retirement Advisor 4 Select(R) Variable Annuity, RiverSource Retirement Advisor 4 Access(R) Variable Annuity, RiverSource Retirement Advisor Advantage Plus(R) Variable Annuity, RiverSource Retirement Advisor Select Plus(R) Variable Annuity, RiverSource(R) RAVA 5 Advantage(R) Variable Annuity, RAVA 5 Select(R) Variable Annuity, RAVA 5 Access(R) Variable Annuity (offered for contract applications signed prior to April 30, 2012), RiverSource(R) RAVA 5 Advantage(R) Variable Annuity, RAVA 5 Select(R) Variable Annuity, RAVA 5 Access(R) Variable Annuity (offered for contract applications signed on or after April 30, 2012), RiverSource(R) Retirement Group Annuity Contract I and RiverSource(R) Retirement Group Annuity Contract II offered by RiverSource Life Insurance Company
/s/ Ernst & Young LLP
Minneapolis, Minnesota
April 22, 2013

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firms” in the Statement of Additional Information and to the use of our report dated February 23, 2011, except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is February 26, 2013, with respect to the consolidated statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Company for the year ended December 31, 2010 included in its Annual Report (Form 10-K) for the year ended December 31, 2012, filed with the Securities and Exchange Commission in Post-Effective Amendment No. 1 to the Registration Statement (Form S-3, 333-149953) for the registration of the RiverSource® RAVA 5 Advantage® Variable Annuity, RAVA 5 Select® Variable Annuity, RAVA 5 Access® Variable Annuity (offered for contract applications signed on or after April 29, 2013) offered by RiverSource Life Insurance Company.
Minneapolis, Minnesota
April 22, 2013

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firms” in the Statement of Additional Information and to the use of our report dated February 23, 2011, except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is February 26, 2013, with respect to the consolidated statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Company for the year ended December 31, 2010 included in its Annual Report (Form 10-K) for the year ended December 31, 2012, filed with the Securities and Exchange Commission in Post-Effective Amendment No. 2 to the Registration Statement (Form S-3, 333-149953) for the registration of the RiverSource Guaranteed Term Annuity offered by RiverSource Life Insurance Company.
/s/ Ernst & Young LLP
Minneapolis, Minnesota
April 22, 2013